                                                                    EXHIBIT N.10

               MARKET SHARES FOR ELECTRIC COMPANIES IN THE U.S.


                                                                 Number of       Portion of Market Served
                                 Illinova's     Illinova's        Larger          by Illinova and Larger
 Parameter          Units        Statistics       Share          Companies              Companies
---------------------------------------------------------------------------------------------------------
Customers      thousands                 568           0.6%                48                        87.9%
Assets         $millions               7,150           1.2%                30                        73.3%
Revenues       $millions               1,781           0.9%                36                        79.8%


           COMPARISON OF ILLINOVA CORP. TO LARGE ELECTRIC UTILITIES

                                  Number of
                                  Utilities
                                  Necessary                    Average Size
                                 for 50% of                      of These        Ratio of These Utilities
Parameter       Units              U.S.                         Utilities              to Illinova
---------------------------------------------------------------------------------------------------------
Customers      thousands           17                            2,718                       5
Assets         $millions           17                           18,027                       3
Revenues       $millions           17                            6,091                       3


                                  Number of
                                  Utilities
                                  Necessary                    Average Size
                                 for 80% of                      of These       Ratio of These Utilities
Parameter           Units           U.S.                         Utilities             to Illinova
---------------------------------------------------------------------------------------------------------
Customers      thousands           39                            1,892                       3
Assets         $millions           38                           12,449                       2
Revenues       $millions           38                            4,268                       2

                                 EXHIBIT N-10

           MARKET SHARES FOR ELECTRIC COMPANIES IN THE UNITED STATES
                          COMPANIES SORTED BY REVENUE


                                                  Revenue                    Share of         Cumulative
Holding Company                               (millions of $)     Rank         Total             Share
---------------------------------------------------------------------------------------------------------
Southern Company                                     9,763         1              4.9%              4.9%
Edison International                                 7,383         2              3.7%              8.5%
PG&E Corp.                                           7,245         3              3.6%             12.1%
Entergy Corp.                                        7,205         4              3.6%             15.7%
Unicom Corp.                                         7,136         5              3.5%             19.3%
American Electric Power Co., Inc.                    7,054         6              3.5%             22.8%
TXU                                                  6,556         7              3.3%             26.0%
FPL Group, Inc.                                      6,132         8              3.0%             29.1%
Public Service Enterprise Group, Inc.                5,870         9              2.9%             32.0%
Consolidated Edison, Inc.                            5,728        10              2.8%             34.8%
FirstEnergy Corp.                                    5,264        11              2.6%             37.5%
Cinergy Corp.                                        5,002        12              2.5%             40.0%
PECO Energy Co.                                      4,866        13              2.4%             42.4%
PacifiCorp                                           4,834        14              2.4%             44.8%
Dominion Resources, Inc.                             4,628        15              2.3%             47.1%
Duke Energy Corp.                                    4,529        16              2.3%             49.3%
Reliant Energy, Inc.                                 4,350        17              2.2%             51.5%
Northeast Utilities                                  4,257        18              2.1%             53.6%
GPU, Inc.                                            4,028        19              2.0%             55.6%
DTE Energy Co.                                       3,861        20              1.9%             57.5%
PP&L Resources, Inc.                                 3,571        21              1.8%             59.3%
Central & South West Corp.                           3,564        22              1.8%             61.1%
Niagara Mohawk Holdings, Inc.                        3,262        23              1.6%             62.7%
Ameren Corp.                                         3,186        24              1.6%             64.3%
Carolina Power & Light Co.                           3,167        25              1.6%             65.9%
New England Electric System                          2,774        26              1.4%             67.2%
Florida Progress Corp.                               2,648        27              1.3%             68.6%
Northern States Power Co.                            2,641        28              1.3%             69.9%
Allegheny Energy, Inc.                               2,614        29              1.3%             71.2%
CMS Energy Corp.                                     2,604        30              1.3%             72.5%
New Century Energies, Inc.                           2,590        31              1.3%             73.8%
Conectiv                                             2,311        32              1.1%             74.9%
Constellation Energy Group, Inc.                     2,221        33              1.1%             76.0%
Potomac Electric Power Co.                           2,064        34              1.0%             77.0%
Pinnacle West Capital Corp.                          1,911        35              1.0%             78.0%
Sempra Energy                                        1,867        36              0.9%             78.9%
ILLINOVA CORP.                                       1,781        37              0.9%             79.8%

Everyone else combined                              40,614                       20.2%            100.0%

Total                                              201,080

                                 EXHIBIT N-10

           MARKET SHARES FOR ELECTRIC COMPANIES IN THE UNITED STATES
                          COMPANIES SORTED BY ASSETS

                                              Assets                     Share of      Cumulative
Holding Company                           (millions of $)      Rank       Total           Share
---------------------------------------------------------------------------------------------------
Unicom Corp.                                     26,223          1          4.4%           4.4%
Southern Company                                 25,367          2          4.3%           8.7%
PG&E Corp.                                       23,879          3          4.0%          12.8%
Entergy Corp.                                    21,348          4          3.6%          16.4%
Edison International                             21,121          5          3.6%          20.0%
TXU                                              20,540          6          3.5%          23.4%
FirstEnergy Corp.                                20,311          7          3.4%          26.9%
Duke Energy Corp.                                17,692          8          3.0%          29.9%
American Electric Power Co., Inc.                16,847          9          2.8%          32.7%
FPL Group, Inc.                                  16,643         10          2.8%          35.5%
Public Service Enterprise Group, Inc.            15,239         11          2.6%          38.1%
Consolidated Edison, Inc.                        14,599         12          2.5%          40.6%
Dominion Resources, Inc.                         14,545         13          2.5%          43.0%
Niagara Mohawk Holdings, Inc.                    14,542         14          2.5%          45.5%
GPU, Inc.                                        13,361         15          2.3%          47.7%
PECO Energy Co.                                  12,531         16          2.1%          49.9%
DTE Energy Co.                                   11,671         17          2.0%          51.8%
PacifiCorp                                       11,624         18          2.0%          53.8%
Northeast Utilities                              11,486         19          1.9%          55.7%
Reliant Energy, Inc.                             10,333         20          1.7%          57.5%
Cinergy Corp.                                     9,878         21          1.7%          59.2%
Central & South West Corp.                        9,752         22          1.6%          60.8%
PP&L Resources, Inc.                              9,275         23          1.6%          62.4%
Carolina Power & Light Co.                        9,139         24          1.5%          63.9%
Ameren Corp.                                      8,755         25          1.5%          65.4%
Western Resources, Inc.                           8,543         26          1.4%          66.9%
Constellation Energy Group, Inc.                  8,170         27          1.4%          68.2%
CMS Energy Corp.                                  7,709         28          1.3%          69.5%
New Century Energies, Inc.                        7,553         29          1.3%          70.8%
Northern States Power Co.                         7,457         30          1.3%          72.1%
ILLINOVA CORP.                                    7,150         31          1.2%          73.3%

Everyone else combined                          157,876                    26.7%         100.0%

Total                                           591,161

                                 EXHIBIT N-10

           MARKET SHARES FOR ELECTRIC COMPANIES IN THE UNITED STATES
                    COMPANIES SORTED BY NUMBER OF CUSTOMERS

                                                                                 Customers          Share of         Cumulative
Holding Company                                                                 (thousands)   Rank    Total             Share
-----------------------------------------------------------------------------------------------------------------------------------
PG&E Corp.                                                                           4,536       1      5.0%                5.0%
Edison International                                                                 4,284       2      4.7%                9.6%
Southern Company                                                                     3,761       3      4.1%               13.8%
FPL Group, Inc.                                                                      3,615       4      4.0%               17.7%
Unicom Corp.                                                                         3,445       5      3.8%               21.5%
Consolidated Edison, Inc.                                                            3,031       6      3.3%               24.8%
American Electric Power Co., Inc.                                                    2,955       7      3.2%               28.0%
TXU                                                                                  2,517       8      2.8%               30.8%
Entergy Corp.                                                                        2,482       9      2.7%               33.5%
FirstEnergy Corp.                                                                    2,161      10      2.4%               35.8%
DTE Energy Co.                                                                       2,062      11      2.3%               38.1%
GPU, Inc.                                                                            2,030      12      2.2%               40.3%
Dominion Resources, Inc.                                                             1,977      13      2.2%               42.5%
Duke Energy Corp.                                                                    1,968      14      2.2%               44.6%
Public Service Enterprise Group, Inc.                                                1,911      15      2.1%               46.7%
Central & South West Corp.                                                           1,735      16      1.9%               48.6%
Northeast Utilities                                                                  1,729      17      1.9%               50.5%
CMS Energy Corp.                                                                     1,628      18      1.8%               52.3%
Reliant Energy, Inc.                                                                 1,596      19      1.7%               54.0%
Niagara Mohawk Holdings, Inc.                                                        1,551      20      1.7%               55.7%
Northern States Power Co.                                                            1,547      21      1.7%               57.4%
New Century Energies, Inc.                                                           1,545      22      1.7%               59.1%
Ameren Corp.                                                                         1,506      23      1.6%               60.7%
PECO Energy Co.                                                                      1,488      24      1.6%               62.4%
PacifiCorp                                                                           1,454      25      1.6%               64.0%
Cinergy Corp.                                                                        1,424      26      1.6%               65.5%
Allegheny Energy, Inc.                                                               1,410      27      1.5%               67.1%
Florida Progress Corp.                                                               1,341      28      1.5%               68.5%
PP&L Resources, Inc.                                                                 1,250      29      1.4%               69.9%
Sempra Energy                                                                        1,190      30      1.3%               71.2%
Carolina Power & Light Co.                                                           1,169      31      1.3%               72.5%
Constellation Energy Group, Inc.                                                     1,117      32      1.2%               73.7%
New England Electric System                                                          1,009      33      1.1%               74.8%
Wisconsin Energy Corp.                                                               1,005      34      1.1%               75.9%
Conectiv                                                                               939      35      1.0%               76.9%
Alliant Energy Corp.                                                                   902      36      1.0%               77.9%
Puget Sound Energy, Inc.                                                               882      37      1.0%               78.9%
LG&E Energy Corp.                                                                      832      38      0.9%               79.8%
Energy East Corp.                                                                      813      39      0.9%               80.7%
Pinnacle West Capital Corp.                                                            778      40      0.9%               81.5%
OGE Energy Corp.                                                                       694      41      0.8%               82.3%
Enron Corp.                                                                            691      42      0.8%               83.0%
Potomac Electric Power Co.                                                             690      43      0.8%               83.8%
BEC Energy                                                                             667      44      0.7%               84.5%
MidAmerican Energy Holdings Co.                                                        651      45      0.7%               85.2%

                                 EXHIBIT N-10

           MARKET SHARES FOR ELECTRIC COMPANIES IN THE UNITED STATES
                    COMPANIES SORTED BY NUMBER OF CUSTOMERS

                                                                                 Customers          Share of         Cumulative
Holding Company                                                                 (thousands)   Rank    Total             Share
-----------------------------------------------------------------------------------------------------------------------------------
Eastern Utilities Associates                                                           641      46      0.7%               85.9%
Western Resources, Inc.                                                                620      47      0.7%               86.6%
DQE, Inc.                                                                              581      48      0.6%               87.2%
ILLINOVA CORP.                                                                         568      49      0.6%               87.9%

Everyone else combined                                                              11,105             12.1%              100.0%

Total                                                                               91,480